Exhibit 10.20

AMENDMENT TO BUSINESS COMBINATION AGREEMENT

This Amendment to Business Combination Agreement, dated as of August 20, 2025 (this “Amendment”), is made and entered into by and among (i) Webull Corporation, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (the “Company”), (ii) Feather Sound II Inc., an exempted company limited by shares incorporated under the Laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub”), and (iii) Webull Pay Inc., an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“Webull Pay”). Each of the parties to this Amendment is referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas, the Parties entered into that certain Business Combination Agreement, dated as of July 11, 2025 (as may be amended and modified from time to time in accordance with its terms, including by this Amendment, the “Agreement”);

Whereas, Section 7.6 (Amendments and Waivers) of the Agreement provides that the Parties may amend the Agreement or any provision by signing a written agreement; and

Whereas, the Parties hereto desire to amend the Agreement pursuant to the terms as set forth herein.

Now, Therefore, in consideration of the foregoing and the mutual agreements herein contained, the Parties agree as follows:

1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. Amendments to the Agreement. Effective as of the date hereof, the definition of “Company Class A Ordinary Shares” in Article I (Definitions) of the Agreement is hereby amended and restated in its entirety as follows:

“Company Class A Ordinary Shares” means the Class A ordinary shares of the Company, par value $0.00001 per share, or any other shares of the Company that are convertible into Class A ordinary shares of the Company on a 1:1 basis;

3. No Further Amendment. The Parties agree that, except as provided herein, all other provisions of the Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Agreement.

4. Miscellaneous Terms. The provisions of Article VII (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, as if set forth in full herein.

[Remainder of page intentionally left blank]

In Witness Whereof the Parties have hereunto caused this Amendment to be duly executed as of the date first above written.

Webull Corporation

By:	/s/ William Houlihan
	Name:	William Houlihan
	Title:	Director

Feather Sound II Inc.

By:	/s/ Benjamin James
	Name:	Benjamin James
	Title:	Director

Webull Pay Inc.

By:	/s/ Anquan Wang
	Name:	Anquan Wang
	Title:	Director

[Signature Page to Amendment to Business Combination Agreement]